U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                             ______________________

                                 Date of Report
                                October 26, 2001

                            Federal Trust Corporation
             (Exact name of registrant as specified in its charter)


         Florida                    33-27139                     59-2935028
         -------                    --------                     ----------
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)



            312 West First Street, Suite 400, Sanford, Florida 32771
               (Address of principal executive offices) (Zip Code)

                                 (407) 323-1833
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On October 26, 2001, the Board of Directors of Federal Trust Corporation, a Florida corporation (the "Company"), adopted an amendment to its Bylaws which is included herewith as Exhibit 3.1. The amendment incorporates an anti-takeover protection for all shareholders of the Company.

Item 7. Exhibits.


  3.1     Bylaw Amendment


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 8, 2001

                                    FEDERAL TRUST CORPORATION



                              By:   /s/ James V. Suskiewich
                                   -----------------------
                                    Name: James V. Suskiewich
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

3.1                               Bylaw Amendment